Exhibit 10.85.7

SEVENTH AMENDMENT TO

CREDIT AGREEMENT

Dated as of March 31, 2004

This Seventh Amendment to Credit Agreement (this “Amendment”) is entered into by and between MICROSEMI CORPORATION (“Borrower”) the several financial institutions party to the Credit Agreement referred to below (collectively, the “Lenders”; individually a “Lender”) and COMERICA BANK (successor by merger to Comerica Bank-California) as administrative agent for the Lenders (“Administrative Agent”) as of March 31, 2004.

RECITALS

This Amendment is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

Borrower, Administrative Agent and Lenders have previously entered into that certain Credit Agreement, dated as of April 2, 1999 as previously amended. The Credit Agreement, as amended, modified, revised or restated from time to time shall be referred to herein as the “Credit Agreement.”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Credit Agreement.

2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Credit Agreement is hereby modified as set forth below.

(a) The preamble to the Credit Agreement is hereby amended by deleting “Comerica Bank-California” and replacing it with “Comerica Bank”.

(b) The last sentence of the first paragraph of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Except for that letter of credit # 582829-42 for $400,000.00 issued by Comerica for the benefit of the Safety National Casualty Corporation dated May 6, 2003, which expires on March 31, 2005, in no event shall any Letter of Credit have an expiration date later than the Stated Maturity Date.”

3. Legal Effect. Except as specifically set forth in this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of the Administrative Agent or the Lenders under the Credit Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Credit Agreement. Borrower represents and warrants that the Representations and Warranties contained in the Credit Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. The effectiveness of this Amendment and each of the documents, instruments and agreements entered into in connection with this Amendment, including without limit any replacement promissory note entered into in connection herewith, is conditioned upon receipt by The Administrative Agent of this Amendment, any other documents and completion of such other matters which the Administrative Agent may require to carry out the terms hereof.

4. Miscellaneous Provisions.

(a) This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

MICROSEMI CORPORATION		COMERICA BANK, as Administrative Agent

By:	/s/ DAVID R. SONKSEN	By:	/s/ ELISABETH C. SCHUTZ

Name:	David R. Sonksen	Name:	Elisabeth C. Schutz
Title:	Executive Vice President and Chief Financial Officer	Title:	Vice President

COMERICA BANK, as a Lender

		By:	/s/ ELISABETH C. SCHUTZ

		Name:	Elisabeth C. Schutz
		Title:	Vice President